UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

☐	Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

☒	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2003

Commission file number 1-12630

CENTERPOINT PROPERTIES TRUST

Maryland	36-3910279
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois 60523

(630) 586-8000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                                          Exhibits

Exhibit No.                                      Description

99.1                           Press release of the Company dated April 16, 2003 announcing the results of operations of the Company for the first quarter of 2003.

Item 9.  Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release announcing its financial results for the first quarter of 2003.  This information is being provided in response to Items 9 and 12 of this Form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST a Maryland corporation

Dated:	April 18, 2003	By:	/s/ Paul S. Fisher
Paul S. Fisher
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                      Description

99.1                                                                           Press release of the Company dated April 16, 2003 announcing the results of operations of the Company for the first quarter of 2003.